NASDAQ: FNJN Investor Presentation December 2019 NASDAQ: FNJN 1 © 2019 Finjan Holdings, Inc. ALL RIGHTS RESERVED

2 NASDAQ: FNJN Safe Harbor Statement The following presentation is prepared as of December 2019 and development of a liquid trading market for our securities and other outlines matters for informational purposes only. This document factors described under Item 1A, “Risk Factors,” as set forth in does not constitute an offer to sell or a solicitation of an offer to the Company’s Annual Report on Form 10-K filed on March 13, buy any securities of Finjan Holdings, Inc. (“Finjan”, “we” or “us”). 2019 or Quarterly Report on Form 10-Q filed with the SEC and any subsequent quarterly or current reports. This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as The Company will continue to file annual, quarterly and current amended, and Section 21E of the Securities Exchange Act of reports, proxy statements and other information with the SEC. 1934, as amended. These statements include statements Forward looking statements speak only as of the dates specified regarding our expectations, intentions, beliefs and projections in such filings or presentations. Except as expressly required about our future results, performance, prospects and under federal securities laws and the rules and regulations of the opportunities. These statements can be identified by the fact that Securities and Exchange Commission, we do not undertake any they do not relate strictly to historical or current facts or by the obligation to update any forward-looking statements to reflect use of words such as “anticipate,” “believe,” “could,” “estimate,” events or circumstances arising after any such date, whether as a “expect,” “intend,” “may,” “plan,” “project,” “potential,” “should,” result of new information or future events or otherwise. You “will,” “will be,” “would,” the negative of these terms and similar should not place undue reliance on the forward-looking expressions, but this is not an exclusive way of identifying such statements included in this presentations or that may be made statements. Readers are cautioned that forward-looking elsewhere from time to time by us, or on our behalf. All forward- statements are not guarantees of future performance. Our actual looking statements attributable to us are expressly qualified by results, performance and achievements may differ materially from these cautionary statements. those expressed in, or implied by, the forward-looking statements Our filings with the SEC are available to the public on, and may contained in this presentation as a result of various risks, be reviewed at, the SEC’s internet website www.sec.gov and on uncertainties and other factors. Important factors that could cause Finjan’s web site www.finjan.com. You may also read and copy our actual results to differ materially from our expectations any document that Finjan files with the SEC at the SEC’s Public include, without limitation, our ability to execute our business Reference Room, 100 F Street, N.E., Washington, D.C. 20549. plan, the outcome of pending or future enforcement actions, our Please call the SEC at 1-800-SEC-0330 for further information on ability to expand our technology portfolio, the enforceability of our the Public Reference Room and their copy charges. patents, the continued use of our technology in the market, the 2 © 2019 Finjan Holdings, Inc. ALL RIGHTS RESERVED

NASDAQ: FNJN Finjan Investment Highlights Fundamental and Comprehensive Cybersecurity Patent Portfolio • More than 50 organically-developed Finjan patents issued and pending worldwide 1 • Enhanced by acquisition of 90+ complementary patents from IBM, Trend Micro, others • Outstanding track record of patent validity and enforceability Successful Licensing & Enforcement History • 20+ licensees and over $350M in license fees generated to date 2 • Recent licenses with security industry leaders – Symantec, Carbon Black, Trend Micro, Zscaler, Mimecast Exploring Strategic Options and Internal Growth Initiatives • Remain engaged with Atlas Technology Group 3 • Continue to evaluate internal and external opportunities to drive shareholder value Maintaining Financial Stability • Scaling back operating and litigation expenses for the remainder of 2019 4 • Strong liquidity with Cash Balance of $39.5M*; Stable cash for 7 quarters Multiple Growth Opportunities • Continued runway in core market, expanded recently through partnerships 5 • Broadened operating mandate to expand into new licensing programs Outstanding Management Team • Viewed as industry leaders in IP management: both corporation and management team 6 • Defined industry standard best practices in IP licensing and monetization * Includes $5.9M from accounts receivable recognized on Oct 3, 2019 3 CONFIDENTIAL © 2019 Finjan Holdings, Inc. ALL RIGHTS RESERVED

Company Snapshot PATENT PORTFOLIO STATISTICS SELECT LICENSEES Patents issued & 72 pending worldwide Patents issued & 15 pending worldwide Patents 111 IBM Deal I, IBM Deal II, Trend Micro, and more LICENSING REVENUE N E T C A S H ($ in thousands) ($ in thousands) $43,314 $82,355 $39,493* $50,484 $22,204 $18,387 $13,150 $6,101 $4,687 $192 2015 2015 2017 2018 2019 YTD Dec 15 Dec 16 Dec 17 Dec 18 2019 YTD * Includes $5.9M from accounts receivable recognized on Oct 3, 2019 Note: Net Cash defined as cash less debt less preferred stock 4 CONFIDENTIAL © 2019 Finjan Holdings, Inc. ALL RIGHTS RESERVED

NASDAQ: FNJN Significant IP Licensing of Fundamental Patents Finjan has generated over $350M in licensing fees 2017 2015 VERDICT 2005 CONFIDENTIAL 2018 2014 2012 2016 2008 2019 VERDICT CONFIDENTIAL 2009 2005 NASDAQ: FNJN 2019 5 © 2019 Finjan Holdings, Inc. ALL RIGHTS RESERVED

Estimated Litigation Timeline Trial Trial Trial Trial Trial Trial 03/09/20 06/01/20 2/22/21 6/07/21 06/2022 (est.) 01/2023 (est.) 4/6/20 01/18/21 (req.) 5/03/21 04/2020 (est.) 10/2022 (est.) Trial Trial Trial Appeal Decision Trial 6 © 2019 Finjan Holdings, Inc. ALL RIGHTS RESERVED

finjan Cybersecurity
NASDAQ: FNJN

Finjan, Inc. Marquee List of Licensees

20+ Licensees, >$350M in Contracted Licensing Fees

LICENSED

$164M

Microsoft
Secure Comp.
M86 Security
Trustwave
Webroot
McAfee

5+ Licensees
8 Years

$200M

Websense
Proofpoint
Avast/AVG
F5 Networks
FireEye
Sophos
Zscaler
Mimecast

15+ Licensees
4 Years

IN PROCESS

Est. $200M - $400M

Litigation	Licensing
ESET	Undisclosed licensing pipeline, 12+ companies
Palo Alto	
Juniper	
Cisco	

20+ Licensees
4 Years

ADDITIONAL POTENTIAL

$

Private Company : Public Company

2005 - 2013 → 2014 - 2019 → 2019 - 2022 → 2022 - Beyond

Market Segments

- Endpoint
- Web Gateway
- Network Security
- Web Application Security

Notes: Select list of licensees and defendants, IDC for market segmentations, company estimates

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© 2019 Finjan Holdings, Inc. ALL RIGHTS RESERVED

NASDAQ: FNJN Finjan Blue Patent Acquisition and Development Agreement with IBM • Portfolio includes over 90 IBM patents – Acquired through two IBM agreements and a licensing transaction with Trend Micro – Serves to both expand and broaden our licensing footprint in the cybersecurity industry • Foundation to work cooperatively with IBM – Bolsters growth and fits within our strategic objectives • Finjan Blue program has launched and engaged in licensing discussions 8 CONFIDENTIAL © 2019© 2019 Finjan Finjan Holdings, Holdings, Inc. Inc. ALL ALL RIGHTS RIGHTS RESERVED RESERVED

finjan Cybersecurity
NASDAQ: FNJN

Finjan Mobile

New Initiatives to Drive Downloads

- Consumer awareness campaign has yielded over 2M downloads
- Email marketing and promotions to drive consumer loyalty
- Enhanced user experience to encourage conversions

INVINCIBULL®

Launched Campaign Security Initiative

- Survey and Infographic on 2020 Campaigns and Hacking Risks
- Offering InvinciBull to promote secure campaign behavior
- Active branding via blog and social media




>2M
DOWNLOADS
& COUNTING
App Store
Google play

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© 2019 Finjan Holdings, Inc. ALL RIGHTS RESERVED

NASDAQ: FNJN JVP Investment • Finjan is an LP in Jerusalem Venture Partners ("JVP") Cybersecurity Fund • $3.9M of $5.0M commitment called to-date • $1.1M commitment remains • Two early exits to Paypal and Huawei • $1.2M in proceeds returned from exits to-date – $800K recognized in cash; $400K reinvested into fund • Provides Finjan with access and visibility into emerging security trends 2015 2016 JVP’S CYBERSECURITY PORTFOLIO 10 © 2019 Finjan Holdings, Inc. ALL RIGHTS RESERVED

NASDAQ: FNJN Investor Summary Key Statistics Ticker FNJN (NASDAQ) 52-Week Trading Range $1.72 - $5.54 2018 EPS $0.75 Common Shares Outstanding 27.6M Cash1 $39.5M Debt/Preferred Shares $0 Share Repurchase Program2 $2M repurchased at avg. price of $2.91 1 Includes $5.9M from accounts receivable recognized on Oct 3, 2019 2 Evaluating based on open windows 11 © 2019 Finjan Holdings, Inc. ALL RIGHTS RESERVED

NASDAQ: FNJN Contact Us www.finjan.com @FinjanHoldings Vanessa Winter Director of Investor Relations Linkedin.com/company/finjan Finjan Holdings, Inc. 650-282-3245 Facebook.com/FinjanHoldings vanessa@finjan.com 2000 University Ave., Suite 600 E. Palo Alto, CA 94303 12 ©© 2019 2019 Finjan Holdings, Inc. ALL RIGHTS RESERVED